SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2004

                         WAYNE SAVINGS BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                          0-23433                 31-1557791
----------------------------       --------------------      -------------------
(State or other jurisdiction      (Commission File  No.)     (IRS Employer
of incorporation)                                            Identification No.)




151 N. Market St., Wooster, Ohio                                         44691
--------------------------------                                         -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (330) 264-5767


                                 Not Applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4 (c))





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Item 7.01 Regulation F D Disclosure
          -------------------------

     On September 2, 2004, Wayne Savings Bancshares, Inc. issued a press release announcing the completion of the stock repurchase program. A copy of the press release dated September 2, 2004 is attached as Exhibit 99 to this report. The press release is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.


Item 9.01 Financial Statements, and Exhibits
          ----------------------------------

   (a)  Not applicable.
   (b)  Not applicable.
   (c)  Exhibits.


Exhibit No.     Description
-----------     -----------

    99          Press release, dated September 2, 2004



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       WAYNE SAVINGS BANCSHARES, INC.


DATE:  September 3, 2004               By: /s/ Charles F. Finn
                                           -------------------------------------
                                           Charles F. Finn
                                           President and Chief Executive Officer


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